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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 10, 1995 on our audits of the consolidated financial statements of GIANT GROUP, LTD. as of December 31, 1994 and for each of the two years in the period ended December 31, 1994. We also consent to the reference to our firm under the caption "Experts."

COOPERS & LYBRAND L.L.P.

Los Angeles, California
March 28, 1996